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Exhibit 10.21

                                     FORM OF
                        FIRST AMENDMENT TO LOAN AGREEMENT

                  THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment") is made effective as of the 30th day of September, 1999 ("Effective Date") between [ ], a corporation organized under the laws of the State of [ ] ("Lender"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and FINANCIAL CARE INVESTORS, LLC, a limited liability company organized under the laws of the State of Delaware ("Borrower"), having its principal office located at 1350 Old Bayshore Highway, Suite 300, Burlingame, California 94010.

                                 R E C I T A L S

                  A. Lender has extended to Borrower a loan up to the amount of [ ] ("Loan"). The Loan is evidenced by a Note ("Note") and subject to the terms of a Loan Agreement ("Loan Agreement"), each dated as of September 22, 1998. The Loan is secured by a security interest granted by [ ], a limited liability company organized under the laws of the State of Delaware ("Tenant") under a Security Agreement dated as of September 22, 1998 ("Security Agreement"). The Note, Loan Agreement, and Security Agreement may be collectively called the "Loan Documents".

                  B. Lender has leased to Tenant property located in [ ] ("Property") pursuant to a Lease Agreement dated as of September 22, 1998 as amended by a First Amendment to Lease Agreement of even date ("Lease"). Tenant intends to operate a [ ]-unit ([ ]-bed) [ ] ("Facility") on the Property.

                  C. Under a Shortfall Funding Agreement among Balanced Care Corporation, Tenant and Borrower, Borrower agreed to contribute capital to Tenant to fund the working capital needs of Tenant. Borrower agreed to borrow 85% of the working capital needs of Tenant through the Loan ("Senior Loan Capital Portion"). Borrower also agreed to fund the remaining 15% as an equity contribution ("Equity Capital Portion"). The Senior Loan Capital Portion and the Equity Capital Portion collectively constitute the Working Capital Reserve.

                  D. The sole member of Borrower, Brad E. Hollinger, now desires to withdraw as the nominal holder of the equity interests of Borrower so as to permit a group of investors to purchase 100% of the equity interests and to make certain investments in
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Borrower ("Equity Purchase"). Lender has consented to the Equity Purchase subject to certain conditions including but not limited to modifications to the Loan Agreement, Lease, and other documents.

                  E. In connection with the Equity Purchase, BCC Development and Management Co. has agreed to make loans to Borrower to fund a portion of the Equity Capital Portion of Tenant's working capital needs ("BCC Loans").

                  F. Borrower and Lender desire to amend the Loan Agreement to reflect certain changes in the terms of the Loan Agreement related to the Equity Purchase and the BCC Loans.

                  NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

                  1. Principal Place of Business. Borrower's chief executive office as stated in the introductory paragraph of the Loan Agreement is amended to read as follows: "1350 Old Bayshore Highway, Suite 300, Burlingame, California 94010".

                  2. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Loan Agreement.

                  (a) Section 1.2 of the Loan Agreement is amended to substitute the following definitions:

                           "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Borrower. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, any corporation, partnership or limited liability company (now or hereafter existing) of which the equity interest is owned by any one or more Affiliates or by the members of Borrower. "Affiliate" does not include any Member individually or the Members collectively.

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                           "Member" means F. David Carr and Jan E. Mercer,
         Co-Trustees of the Carr Living Trust dated January 17, 1992; James A. Diebold, an individual resident of Pennsylvania; Gary James, an individual resident of Pennsylvania; the Robert Smith and Nancy Smith 1993 Family Trust; and Edward R. Stolman and Carolyn S. Stolman, Trustees, or their successors in trust under the Stolman Family Revolvable Trust u/t/a dated November 29, 1994, individually and collectively.

                           "Transaction Documents" means the Loan Documents, Lease Documents, the Management Agreement, the BCC Loan Documents, and all agreements and documents made between Borrower or Tenant and Balanced Care or by Borrower or Tenant in favor of Balanced Care, including, without limitation, the Shortfall Agreement, the Option Agreement, all Promissory Notes, the Open End Leasehold Mortgage and Security Agreement, the Deposit Agreement and the Equity Pledge Agreement; provided, however, Transaction Documents refer only to agreements and documents entered into in connection with any lease within the Current Phase that includes the Lease.

                  (b) Section 1.2 of the Loan Agreement is amended to add the following definitions:

                           "BCC Loan" means any loan extended by BCC Development and Management Co. to Borrower to fund a portion of the Equity Capital Portion of Tenant's working capital needs.

                           "BCC Loan Documents" means the Loan Agreement and Note executed by Borrower in connection with a BCC Loan.

                  3. Financial Documents. The last sentence of Section 5.2.1 of the Loan Agreement is amended to read in its entirety as follows:

         With each delivery of Annual Financial Statements and Periodic Financial Statements to Lender, Borrower shall also deliver to Lender a certificate signed by the managing member of Borrower in the form of Exhibit F.

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                  4. Working Capital Budget. Exhibit C of the Loan Agreement,
Working Capital Budget, is amended to substitute the Exhibit C attached hereto and made a part hereof.

                  5. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are hereby affirmed and shall remain in full force and effect.

                  6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of Lender and Borrower.

                  7. Representations and Warranties. Borrower affirms all representations and warranties contained in the Loan Agreement as of the Effective Date.

                  8. Further Modification. The Loan Agreement may be further modified only by a writing signed by Lender and Borrower.

                  9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof.

                  10. Consent of Manager. This Amendment shall have no force or effect unless and until Manager has executed the Consent set forth below.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, Lender and Borrower have executed this
Amendment as of the date first set forth above.

                                             [     ]

                                             By: /s/ Erin C. Ibele
                                                     Erin C. Ibele
                                                     Title: Vice President and
                                                     Corporate Secretary


                                             FINANCIAL CARE INVESTORS, LLC

                                             By: /s/ F. David Carr
                                                     F. David Carr
                                                     Title: Manager

                                      S-1
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                               CONSENT OF MANAGER


                  Manager hereby [i] consents to the foregoing Amendment; [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to Manager; [iii] affirms the Management Agreement which shall remain in full force and effect; and [iv] waives any suretyship defenses arising in connection with the Amendment.


BALANCED CARE AT [     ], INC.

By: /s/ Robin L. Barber
        Robin L. Barber
        Title: Vice President and Secretary